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                                                                   Exhibit 10.16

                            FIFTH AMENDMENT TO LEASE

      This FIFTH AMENDMENT TO LEASE (this "Fifth Amendment") dated as of April 15, 2005 is executed by and between KS Parcel A, LLC as successor to Kendall Square, LLC ("Landlord") and Vertex Pharmaceuticals Incorporated ("Tenant").

      Reference is made to that certain lease dated January 18, 2001, as amended by First Amendment to Lease dated as of May 9, 2002, Confirmation of Commencement Date and Rentable Square Footage dated January 30, 2003, Second Amendment to Lease dated as of September 16, 2003, Third Amendment to Lease dated as of December 22, 2003, a certain letter agreement dated March 24, 2004 acknowledging agreement that, taking account of the Phase I Work Holiday Period, the Phase I Work completion date is July 20, 2004, and a certain letter agreement dated September 17, 2004 extending the Phase I Work completion date to September 30, 2004 and Fourth Amendment to Lease dated September 30, 2004 (as amended, the "Lease"), by and between Landlord and Tenant with respect to a portion of the Building on the Lot (as such terms are defined in the Lease) located in Cambridge, Massachusetts.

      Landlord and Tenant desire further to amend the terms of the Lease, to ratify and confirm the terms of the Lease as amended, and to confirm certain other matters, all as more particularly set forth below.

      NOW, THEREFORE, in consideration of the mutual promises and other matters herein contained, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

      1. Each capitalized term which is used but not defined herein shall have the respective meaning ascribed thereto in the Lease.

      2. The third to last sentence of the next to last paragraph of Section
3.2.1 of the Lease, as previously amended by the Fourth Amendment, is modified to delete the dates "April 30, 2005" in the two places they appear and substitute the dates "May 30, 2005". As so changed the phrases read in part:
"...shall (a) substantially complete the Phase IB Work on or before May 30, 2005, (b) substantially complete the Phase 11 Work on or before May 30, 2005,
...."

      3. Upon the execution hereafter of counterpart copies of this Fifth Amendment by Landlord and surety of the Paragraph Three Consent set forth below in their sole discretion, the May 30, 2005 dates in Paragraph 3 above shall be deemed amended to "September 1, 2005".

      4. As hereby amended, the Lease is ratified, confirmed and continued in effect.

      5. By execution below, the surety which has issued a bond pursuant to a certain Agreement of Surety indemnity dated as of September 16, 2003 has consented to this Fifth Amendment, it being understood and agreed with said surety that except with respect to the underlying Lease obligations expressly modified by this Fifth Amendment, all other obligations

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with respect to said Agreement of Surety Indemnity, including without limitation the obligations to provide letters of credit in the amounts and at the times therein provided, are ratified, confirmed and continued in effect.

      Executed as of the date first written above.

LANDLORD:                                       TENANT:

KS PARCEL A, LLC                                VERTEX PHARMACEUTICALS
By: Kendall Square, LLC, its Manager            INCORPORATED
      By: Lyme Properties, LLC, its Manager

          By: /s/ David M. Roby                 By: /s/ Kenneth S. Boger
              ---------------------                 ----------------------------
              Its Manager                           Name: Kenneth S. Boger
                                                    Title: Senior VP and General
                                                           Counsel

The undersigned surety under an Agreement of Surety Indemnity dated as of September 16, 2003 hereby consents to the foregoing Fifth Amendment to Lease.

The Lyme Timber Company, a New
Hampshire limited partnership

By: Woodland Management Associates, LLC, a
    New Hampshire limited liability company,
    its general partner

    By: /s/ David M. Roby
        -----------------------------
    David M. Roby, Manager

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                               Paragraph 3 Consent

By their signatures, the undersigned hereby give their consent to the date change effected by Paragraph 3 above as of this_____day of____________, 2005.

The Lyme Timber Company, a New Hampshire limited partnership

By: Woodland Management Associates, LLC, a New Hampshire limited liability company, its general partner

    By: /s/ David M. Roby
        --------------------------
    David M. Roby, Manager

KS PARCEL A, LLC
By: Kendall Square, LLC, its Manager
    By: Lyme Properties, LLC, its Manager

        By: /s/ David M. Roby
            ---------------------------
            Its Manager

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